Exhibit 99.1

FOR IMMEDIATE RELEASE

ANI Pharmaceuticals, Inc. Announces Proposed Convertible Senior Notes Offering

PRINCETON, N.J., August 7, 2024 (GLOBE NEWSWIRE)—ANI Pharmaceuticals, Inc. (ANI or the Company) (Nasdaq: ANIP) today announced its intention to offer, subject to market and other conditions, $250,000,000 aggregate principal amount of convertible senior notes due 2029 (the “notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). ANI also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $37,500,000 principal amount of notes.

The notes will be senior, unsecured obligations of ANI, will accrue interest payable semi-annually in arrears and will mature on September 1, 2029, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. ANI will settle conversions in cash and, if applicable, shares of its common stock.

The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at ANI’s option at any time, and from time to time, on or after September 1, 2027 and on or before the 61st scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of ANI’s common stock exceeds 130% of the conversion price for a specified period of time and certain other conditions are satisfied. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If certain corporate events that constitute a “fundamental change” occur, then, subject to a limited exception, noteholders may require ANI to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

ANI intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below. ANI intends to use the remainder of the net proceeds from the offering, together with cash on hand, to repay in full ANI’s existing senior secured term loan facility. If the initial purchasers exercise their option to purchase additional notes, then ANI intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below, and ANI intends to use any remaining net proceeds for general corporate purposes. Substantially concurrently with repayment of the existing senior secured term loan facility, the commitments under the existing senior secured credit agreement (which includes the senior secured term loan facility and a revolving facility) will be terminated and the Company intends to enter into a new senior secured credit agreement consisting of a $325,000,000 delayed draw term loan facility and a $75,000,000 revolving facility. The entry into the new senior secured credit agreement is not a condition precedent to the offering, and although we expect the new senior secured credit agreement to become effective concurrently with the closing of the contemplated offering, no assurance can be given that all the closing conditions will be satisfied.

In connection with the pricing of the notes, ANI expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or one or more other financial institutions (the “option counterparties”). The capped call transactions are expected to cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of ANI’s common stock that will initially underlie the notes.

The capped call transactions are expected generally to reduce the potential dilution to ANI’s common stock upon any conversion of the notes and/or offset any potential cash payments ANI is required to make in excess of the principal amount of converted notes, as the case may be, upon conversion of the notes. If, however, the market price per share of ANI’s common stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to ANI’s common stock and/or purchase shares of ANI’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of ANI’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to ANI’s common stock and/or purchasing or selling ANI’s common stock or other securities of ANI in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes). This activity could also cause or avoid an increase or decrease in the market price of ANI’s common stock or the notes, which could affect the ability of noteholders to convert the notes, and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About ANI Pharmaceuticals, Inc.

ANI Pharmaceuticals, Inc. (Nasdaq: ANIP) is a diversified biopharmaceutical company serving patients in need by developing, manufacturing, and marketing high-quality branded and generic prescription pharmaceutical products, including for diseases with high unmet medical need. ANI is focused on delivering sustainable growth by scaling up its Rare Disease business through its lead asset Purified Cortrophin® Gel, strengthening its Generics business with enhanced research and development capabilities, delivering innovation in Established Brands, and leveraging its U.S. based manufacturing footprint.

Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical facts contained herein, including, without limitation, statements regarding the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering and the intended use of the net proceeds and the anticipated terms of, and the effects of entering into, the capped call transactions described above, are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause ANI’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the offering and risks relating to ANI’s business, including those described in periodic reports that ANI files from time to time with the SEC. ANI may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offering or the notes or its ability to effectively apply the net proceeds as described above. Any risks and uncertainties could materially and adversely affect ANI’s results of operations, which would, in turn, have a significant and adverse impact on ANI’s stock price. Any forward-looking statements contained in this press release speak only as of the date hereof, and ANI specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Investor Relations:

Lisa M. Wilson, In-Site Communications, Inc.

T: 212-452-2793

E: lwilson@insitecony.com

SOURCE: ANI Pharmaceuticals, Inc.